EXHIBIT 99.2

                             IEC ELECTRONICS CORP -
                           CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 2005 AND SEP 30, 2004

                                                   SEP 30, 2005     SEP 30, 2004
                                                   -----------      -----------
ASSETS

CURRENT ASSETS
  Cash                                                 460,586                0
  Accounts Receivable                                2,343,994        3,710,097
  Inventories                                          629,808        1,882,482
  Deferred Income Taxes                                250,000          250,000
  Other Current Assets                                 279,732          337,425
                                                   -----------      -----------
    Total Current Assets                             3,964,121        6,180,004
                                                   -----------      -----------

  PROPERTY, PLANT & EQUIPMENT                        1,506,779        2,235,765
  PREPAID DEBT ACQUISITION                              66,893          114,553
                                                   -----------      -----------
                                                     5,537,793        8,530,322
                                                   ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilites              345,149        1,905,018
  Accounts Payable                                     917,608        2,253,486
  Accrued Payroll and Related Taxes                    263,744          548,444
  Other Accrued Expenses                               399,336          747,343
                                                   -----------      -----------
    Total Current Liabilities                        1,925,837        5,454,291
                                                   -----------      -----------

LONG TERM VENDOR PAYABLE                                57,118          227,175
LONG TERM DEBT - TERM                                  535,000          233,374
                                                   -----------      -----------
LONG TERM DEBT - TOTAL                                 592,118          460,549

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,292,450 shares                       71,484           70,695
  Additional Paid-in Capital                        38,533,112       38,506,361
  Retained Earnings                                (35,584,758)     (35,870,144)
  Accumulated translation adjustments                       --          (91,430)
                                                   -----------      -----------
    Total Shareholders' Equity                       3,019,838        2,615,482
                                                   -----------      -----------
                                                     5,537,793        8,530,322
                                                   ===========      ===========

                             IEC ELECTRONICS CORP -
                        CONSOLIDATED STATEMENT OF INCOME
                  FOR QUARTERS SEPT 30, 2005 AND SEPT 30, 2004

                                          ACTUAL            PRIOR            ACTUAL           PRIOR
                                          QUARTER          QUARTER            YTD              YTD
                                       SEPT 30, 2005    SEPT 30, 2004     SEPT 30, 2005    SEPT 30, 2004
                                        -----------      -----------      -----------      -----------
Sales                                     4,120,068        7,716,614       19,065,934       27,701,127
Cost of Sales                             3,606,267        6,839,404       16,435,090       25,714,474
                                        -----------      -----------      -----------      -----------
Gross Profit                                513,801          877,210        2,630,843        1,986,653

Less: Operating Expenses
  Selling & G&A                             455,947          612,582        2,164,721        2,488,815
  Restructuring                                   0           97,407          119,654          256,695
                                        -----------      -----------      -----------      -----------
Total Operating Expenses                    455,947          863,861        2,284,375        2,745,511
                                        -----------      -----------      -----------      -----------

Operating Profit                             57,854          167,221          346,468         (758,858)


Interest and Financing Expense              (84,457)        (110,742)        (362,911)        (385,549)
Profit (Loss) on Sale of Assets              75,000            5,000          270,165          298,384
Other Income (Expense)                        3,109              217            3,437           18,047
                                        -----------      -----------      -----------      -----------
Net Income before Income Taxes               51,506           61,696          257,159         (827,976)

  Provision for Income Tax                        0                0                0                0
                                        -----------      -----------      -----------      -----------

Income from Discontinued Operations               0                0           28,227                0
                                        -----------      -----------      -----------      -----------
Net Income                                   51,506           61,696          285,386         (827,976)
                                        ===========      ===========      ===========      ===========